UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Solo Brands, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Solo Brands, Inc.

2022 NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

May 26, 2022
8:00 a.m. (Central time)
SOLO BRANDS, INC.
1001 MUSTANG DR.
GRAPEVINE, TEXAS 76051

April 13, 2022

To Our Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Solo Brands, Inc. at 8:00 a.m. Central time, on Thursday, May 26, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 6 of the proxy statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,
John Merris

Chief Executive Officer

i

ii

Solo Brands, Inc.
1001 Mustang Dr.
Grapevine, Texas 76051

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, MAY 26, 2022

The Annual Meeting of Stockholders (the “Annual Meeting”) of Solo Brands, Inc., a Delaware corporation (the “Company”), will be held at 8:00 a.m. Central time on Thursday, May 26, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DTC2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

•To elect Andrea K. Tarbox and Julia M. Brown as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 1, 2022, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors
Kent Christensen

Grapevine, Texas

April 13, 2022

Solo Brands, Inc.
1001 Mustang Dr.
Grapevine, Texas 76051

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Solo Brands, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, May 26, 2022 (the “Annual Meeting”), at 8:00 a.m. Central time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DTC2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and our Class B common stock, par value $0.001 per share (the “Class B Common Stock,” and together with our Class A Common Stock, the “Common Stock”), as of the close of business on April 1, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 63,400,772 shares of Class A Common Stock and 31,269,422 shares of Class B Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock and Class B Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. The holders of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters to be presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 13, 2022, to our stockholders on the Record Date.

In this proxy statement, “Solo Brands”, “Company”, “we”, “us”, and “our” refer to Solo Brands, Inc.

Background and Certain Defined Terms

On October 28, 2021, we completed our initial public offering (the “IPO”). Prior to the completion of the IPO, we undertook certain reorganization transactions (the “Reorganization Transactions”) such that Solo Brands, Inc. is now a holding company, and its sole material asset is a controlling equity interest in Solo Stove Holdings, LLC (“Holdings”). As the general partner of Holdings, Solo Brands, Inc. operates and controls the business and affairs of Holdings and its subsidiaries and has the obligation to absorb losses and receive benefits from Holdings. As used in the proxy statement, unless the context otherwise requires:

•“Continuing LLC Owners” refers to Original LLC Owners who continue to own LLC Interests after the Reorganization Transactions and who may, following the completion of the IPO, exchange their LLC Interests for shares of our Class A Common Stock or a cash payment, in each case, together with a cancellation of the same number of its shares of Class B Common Stock.
•“Former LLC Owners” refers to all of the Original LLC Owners (excluding the Continuing LLC Owners) who exchanged their indirect ownership interests in Holdings for shares of our Class A Common Stock and cash in connection with the completion of the IPO.
•“Holdings LLC Agreement” refers to the Amended and Restated Limited Liability Agreement of Holdings, dated as of October 27, 2021.
•“LLC Interests” refer to a single class of common membership interests of Holdings.
•“Original LLC Owners” refer to the direct and certain indirect owners of Holdings, collectively, prior to the Reorganization Transactions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 26, 2022

This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com

Proposals

At the Annual Meeting, our stockholders will be asked:

•To elect Andrea K. Tarbox and Julia M. Brown as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

•FOR the election of Andrea K. Tarbox and Julia M. Brown as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified; and
•FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Solo Brands’ Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Solo Brands is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about April 13, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 1, 2022. You are entitled to vote at the Annual Meeting only if you were a holder of record of Class A Common Stock or Class B Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Class A Common Stock and Class B Common Stock is entitled to one vote on all matters presented at the Annual Meeting. The holders of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters presented to stockholders at the Annual Meeting. At the close of business on the Record Date, there were 63,400,772 shares of Class A Common Stock and 31,269,422 shares of Class B Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

Solo Brands has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Solo Brands stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/DTC2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 8:00 a.m. Central time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Central time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, then either (i) the chairperson of the Annual Meeting or (ii) a majority of the voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, if applicable, or represented by proxy, shall have the power to adjourn the meeting.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Central time, on May 26, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Secretary of Solo Brands prior to the Annual Meeting; or
•by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 3 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/DTC2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/DTC2022.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a short live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two (2) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the cases of the proposals regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, two (2) Class I directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have six (6) directors on our Board. Our current Class I Directors are Andrea K. Tarbox and Julia M. Brown. The Board has nominated each of the foregoing director candidates to serve as Class I directors until the 2025 Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two (2) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

In accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Andrea K. Tarbox and Julia M. Brown; the current Class II Directors are Marc Randolph and Paul Furer; and the current Class III Directors are John Merris and Matthew Guy-Hamilton.

Our Amended and Restated Certificate of Incorporation an Amended and Restated Bylaws provide that, subject to the rights of holders of any series of preferred stock, the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of our voting stock.

If you submit a proxy, but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as directors of the persons whose names and biographies appear below. In the event that any of Andrea K. Tarbox and Julia M. Brown should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two (2) nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

Nominees For Class I Director (terms to expire at the 2025 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors are as follows:

Name	Age	Served as a Director Since	Position with Solo Brands
Andrea K. Tarbox	72	2021	Director
Julia M. Brown	52	2021	Director

The principal occupations and business experience, for at least the past five years, of each director nominee for election at the Annual Meeting are as follows:

Andrea K. Tarbox

Ms. Tarbox has been a member of our Board since August 2021. Previously, Ms. Tarbox served as CFO and a member of the board of directors for Live Oak Acquisition Corp. II (NYSE: LOKB) and Live Oak Acquisition Corp. (NYSE: LOAK). Prior to that, Ms. Tarbox served as Chief Financial Officer and Vice President of KapStone Paper & Packaging (formerly NYSE: KS), from 2007 until 2018. Previously, Ms. Tarbox held positions at various companies, including Uniscribe Professional Services, Inc., a provider of paper- and technology-based document management solutions, Gartner Inc. (NYSE: IT), a research and advisory company, British Petroleum, p.l.c., (NYSE: BP) and Fortune Brands, Inc. (formerly NYSE: FO), a holding company with diversified product lines. Ms. Tarbox began her career at Ernst & Young LLP where she became a certified public accountant. Ms. Tarbox earned a B.A. degree in Psychology from Connecticut College and an M.B.A. from the University of Rhode Island.

We believe Ms. Tarbox is well-qualified to serve on our Board due to her extensive accounting and financial experience, operational background, and her significant experience in acquiring and integrating companies.

Julia M. Brown

Ms. Brown has been a member of our Board since August 2021. Ms. Brown served as the Chief Procurement Officer for Carnival Corporation & Plc, a travel and hospitality company, and previously served as Chief Procurement Officer for Kraft Foods and Mondelez International (post-split) a consumer products company, from December 2008 to March 2015. Ms. Brown currently serves on the board of directors of Molson Coors Beverage Company (NYSE: TAP), a brewing and beverage company and Shutterfly LLC. She also serves on non-profit boards including the Board of Trustees of the Chartered Institute of Purchasing and Supply, an organization for the procurement and supply management profession based in the UK and was recently appointed to the board of the Perez Art Museum in Miami. Ms. Brown graduated with Honors, with a Bachelor of Commerce from McMaster University.

We believe Ms. Brown is qualified to serve on our Board due to her extensive global business experience in consumer products as well as her operational background across several Fortune 500 companies. She also has significant experience in serving on the boards of public and private companies.

Continuing members of the Board of Directors:

Class II Directors (terms to expire at the 2023 Annual Meeting)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Solo Brands
Marc Randolph	63	2021	Director
Paul Furer	36	2020	Director

Marc Randolph

Mr. Randolph has been a member of our Board since August 2021. Mr. Randolph currently serves as the Chief Executive Officer of PodiumCraft Inc, a consulting company that mentors early stage founders and executive teams. Prior to that, he served as the co-founder, director, and served in a sequence of executive level positions at Netflix Inc., a movie and television streaming service, from February 1997 to September 2003. Mr. Randolph also currently serves on the board of directors of several private companies. Mr. Randolph graduated with a B.A. in Geology from Hamilton College.

We believe Mr. Randolph is qualified to serve on our Board due to his extensive business experience, knowledge of strategy, finance and management.

Paul Furer

Mr. Furer has served as a member of our Board since October 2020. Mr. Furer is a Principal at Summit Partners L.P. Mr. Furer joined Summit in 2011 and oversees several Summit portfolio companies in the consumer, financial and business services industries. Prior to that, Mr. Furer was an Analyst at Jefferies & Company, from April 2010 to June 2011, and at Bank of America Merrill Lynch, from June 2008 to April 2010. Mr. Furer holds a B.S. in Finance from Indiana University, Kelley School of Business and a M.B.A. from Columbia Business School.

We believe Mr. Furer is qualified to serve on our Board due to his knowledge of strategy, finance and management.

Continuing members of the Board of Directors:

Class III Directors (terms to expire at the 2024 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Solo Brands
John Merris	39	2021	President, Chief Executive Officer and Director
Matthew Guy-Hamilton	38	2020	Chairman of the Board and Director

John Merris

Mr. Merris has served as our President and Chief Executive Officer since October 2018 and a member of our Board since March 2021. Prior to his time with the Company, Mr. Merris served as Chief Revenue Officer and Director of Clarus Glassboards LLC, a manufacturer of glass writing surfaces, from October 2015 to October 2018, and Vice President of Multiview, a business to business media company, from August 2012 to October 2015. Mr. Merris also serves on the board of directors of Fostering Hearts, a non-profit corporation. In 2020, Mr. Merris was recognized as the EY Entrepreneur of the Year Regional Winner. Mr. Merris holds a B.A. in Political Science and Business from Brigham Young University and a M.B.A. from University of Texas at Austin.

We believe Mr. Merris is qualified to serve on our Board due to his extensive knowledge and understanding of our business, operations, and global supply chain management.

Matthew-Guy Hamilton

Mr. Guy-Hamilton has served as a member of our Board since October 2020. Mr. Guy-Hamilton is a Managing Director of Summit Partners L.P., a private equity investment company. Mr. Guy-Hamilton joined Summit in 2005, oversees several Summit portfolio companies, and serves as co-head of the Financial Services and Technology Group. Mr. Guy-Hamilton graduated summa cum laude, with a B.A. in Economics, from Colby College.

We believe Mr. Guy-Hamilton is qualified to serve on our Board due to knowledge of finance, general management, and industry knowledge.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Ernst & Young LLP is expected to attend the 2022 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of Solo Brands, Inc., a Delaware corporation (the “Company”), for the fiscal year ended December 31, 2021, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Andrea K. Tarbox (Chair)
Matthew Guy-Hamilton
Marc Randolph

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us for each of the last two fiscal years for other services:

Fee Category	2021	2020
Audit Fees	$1,507,852	$569,000
Audit Related Fees	477,000	—
Tax Fees	247,549	—
All Other Fees	12,000	823,500
Total Fees	$2,244,401	$1,392,500

Audit Fees

Audit fees for the fiscal year ended December 31, 2021 include fees billed by Ernst & Young LLP for professional services for the audit of our consolidated financial statements included in our Annual Report on Form 10-K, the review of our consolidated financial statements included in our Quarterly Report on Form 10-Q, and services related to our Reorganization Transactions and initial public offering.

Audit fees for the fiscal year ended December 31, 2020 include fees billed by Ernst & Young LLP for professional services for the audits of Solo Stove Holdings, LLC's consolidated financial statements for the period from October 9, 2020 to December 31, 2020 and Solo Brands, LLC's (formerly named Frontline Advance, LLC) consolidated financial statements for the period from January 1, 2020 to October 8, 2020 and fiscal year 2019.

Audit Related Fees

Audit related fees for the fiscal year ended December 31, 2021 include fees billed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements.

Tax Fees

Tax fees for the fiscal year ended December 31, 2021 include fees billed by Ernst & Young LLP for professional services for tax advice and tax planning.

All Other Fees

All other fees for the fiscal year ended December 31, 2021 include fees billed by Ernst & Young LLP for any services not included in the first three categories and consisted of services related to our international expansion.

All other fees for the fiscal year ended December 31, 2020 include fees billed by Ernst & Young LLP for any services not included in the first three categories and consisted of transaction advisory services.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
John Merris (1)	39	President, Chief Executive Officer and Director
Matthew Webb (2)	35	Chief Operating Officer
Samuel Simmons(3)	39	Chief Financial Officer
Kent Christensen (4)	42	General Counsel
Kyle Hency (5)	37	Chief Strategy Officer
Tom Montgomery (6)	36	Chief Digital Officer
Rainer Castillo (7)	37	Chief Product Officer

(1)    See biography on page 11 of this proxy statement.

(2)    Matthew Webb has served as our Chief Operating Officer since October 2019. Prior to his time with the Company, Mr. Webb served as a Supply Chain Manager, Vice President of Operations and Director at Clarus Glassboards LLC from January 2013 to August 2019. Prior to that, Mr. Webb also served as a Commodity Manager at American Airlines from 2011 to 2013 and as Logistics Support at General Dynamics, a government contractor, from 2010 to 2011. Mr. Webb holds a B.A. in Supply Chain Management from Arizona State University, W.P. Carey School of Business.

(3)    Samuel Simmons has served as our Chief Financial Officer since March 2021. Prior to his time with the Company, Mr. Simmons served as Vice President of Finance at LogMeIn Inc., a provider of software as a service (SaaS) and cloud-based remote work tools for collaboration, IT management and customer engagement, from 2018 to 2021 and Jive Communications, Inc., a provider to businesses and institutions of cloud-based phone systems and unified communications services, from 2009 to 2018. Mr. Simmons holds a B.S. in Business Administration and Finance from Brigham Young University.

(4)    Kent Christensen has served as our General Counsel since March 2021. Prior to his time with the Company, Mr. Christensen was an attorney at Call & Jensen APC, a law firm, from 2009 to 2021. Mr. Christensen holds a B.A. in International Studies from Brigham Young University and a J.D. from University of Arizona James E. Rogers College of Law, where he graduated summa cum laude.

(5)    Kyle Hency has served as our Chief Strategy Officer since September 2021. Prior to that, Mr. Hency was a Co-founder and Chief Executive Officer at Chubbies, Inc. since 2017 and a member of its Board of Directors since 2011. Mr. Hency also served as a Senior Associate for Mainsail Partners from August 2009 to December 2012. Mr. Hency also currently serves on the Board of Directors of Foundation 43, a charitable foundation focused on supporting mental health, Loop Returns, a post-purchase return software company in the Shopify ecosystem and Rumpl, Inc., a digitally native outdoor brand. Mr. Hency holds a BA in Economics from Stanford University.

(6)    Tom Montgomery has served as our Chief Digital Officer since September 2021. Prior to that, Mr. Montgomery was a Co-founder and Chief Digital Officer at Chubbies, Inc. since 2011. Mr. Montgomery also served as an investment professional at Ridge Ventures from 2009 to 2012. Mr. Montgomery currently serves on the Board of the Directors and as President of Foundation 43, a charitable foundation focused on supporting mental health. Mr. Montgomery holds a BS in Management Science & Engineering from Stanford University.

(7)    Rainer Castillo has served as our Chief Product Officer since September 2021. Prior to that, Mr. Castillo was a Cofounder and Chief Product Officer at Chubbies, Inc and has served as a member of its Board of Directors since 2011. He also held positions at Levi Strauss & Co. from 2010 to 2012 and at Gap, Inc. from 2007 to 2010. Mr. Castillo currently serves on the Board of Directors for Foundation 43, a charitable foundation focused on supporting mental health. Mr. Castillo holds a BA in Public Policy from Stanford University.

CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of the “Investors Relations” page of our website located at investors.solobrands.com, or by writing to our Secretary at our offices at 1001 Mustang Dr., Grapevine, Texas 76051.

Board Composition

Our Board of Directors currently consists of six members: Julia M. Brown, Paul Furer, Matthew Guy-Hamilton, John Merris, Marc Randolph and Andrea K. Tarbox. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Our Amended and Restated Certificate of Incorporation also provides that our directors may only be removed for cause.

In addition, pursuant to our Stockholders Agreement, described under “Certain Relationships and Related Party Transactions”, Summit Partners Growth Equity Funds, Summit Partners Subordinated Debt Funds, and Summit Investors X Funds (collectively, “Summit Partners”) has the right to nominate up to four directors to our Board, subject to certain specified sunset provisions, to be included in the slate of nominees recommended by our Board, for election to our Board at each annual or special meeting at which directors are to be elected, subject to the following: (i) if at any time Summit Partners beneficially owns in the aggregate less than 30% but at least 20% or more of the total outstanding shares of our Class A Common Stock and Class B Common Stock that it owned immediately following the IPO, Summit Partners will be entitled to designate two (2) individuals for nomination, and (ii) if at any time the Summit Partners beneficially owns in the aggregate less than 20% but at least five percent 5% or more of the total outstanding shares of our Class A Common Stock and Class B Common Stock that it owned immediately following our IPO, Summit Partners will be entitled to designate one (1) individual for nomination. Summit Partners will not be entitled to designate any individuals for nomination pursuant to the first if at any time Summit Partners beneficially owns in the aggregate less than 5% of the total outstanding shares of our Class A Common Stock and Class B Common Stock that it owned immediately following the IPO.

In addition, we have agreed not to increase or decrease the size of our Board unless approved by Summit Partners. For purposes of the Stockholders Agreement, Summit Partners had designated Messrs. Guy-Hamilton and Furer as its nominees.

Director Independence

Our Board of Directors has determined that each of Julia M. Brown, Marc Randolph and Andrea K. Tarbox qualifies as “independent” in accordance with the listing requirements of the New York Stock Exchange (“NYSE”). In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Executive Sessions

Our non-management directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. We also hold an executive session including only independent directors at least once per year.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Julia M. Brown and Andrea K. Tarbox were initially recommended to serve on our Board by the non-management directors of our Board.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, strong ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member or executive officer of another publicly held company; professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and geographic background, gender, age and ethnicity. The Nominating & Corporate Governance Committee and the

Board are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new Board candidates are chosen. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company’s business. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Solo Brands, Inc., 1001 Mustang Dr., Grapevine, Texas 76051. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Interested Parties

The Board will give appropriate attention to written communications that are submitted by interested parties, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from interested parties and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Interested parties who wish to send communications on any topic to the Chairman of the Board, the independent or non-management directors, or the Board as a whole, should address such communications to the applicable party or parties in writing: c/o Secretary, Solo Brands, Inc., 1001 Mustang Dr., Grapevine, Texas 76051.

Board Leadership Structure and Role in Risk Oversight

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently have a Chairman of the Board which is separate from the Chief Executive Officer role. Our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management and for overseeing management of regulatory risks. Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and for overseeing financial and cybersecurity risks. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Code of Business Conduct and Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, investors.solobrands.com, in the “Governance Documents” section under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Attendance by Members of the Board of Directors at Meetings

Given the timing of the closing of our IPO, the Board of Directors met one time subsequent to the IPO during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which are available on our website at investors.solobrands.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Julia M. Brown		X
Paul Furer			X
Matthew Guy-Hamilton.	X	Chairperson
Marc Randolph.	X	X	Chairperson
Andrea K. Tarbox	Chairperson		X

Audit Committee

Our Audit Committee’s responsibilities include:

•appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
•discussing with our independent registered public accounting firm their independence from management;
•reviewing with our independent registered public accounting firm the scope and results of their audit;
•pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•reviewing our policies on risk assessment and risk management;
•reviewing related person transactions; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters

The Audit Committee charter is available on our website at investors.solobrands.com. The members of the Audit Committee are Marc Randolph, Matthew Guy-Hamilton and Andrea K. Tarbox. Andrea K. Tarbox serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Marc Randolph and Andrea K. Tarbox is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE Rules, including those related to Audit Committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board of Directors has determined that Andrea K. Tarbox qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.

The Audit Committee met one time in 2021 subsequent to the IPO.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board, in connection with a majority of the independent members of the Board of Directors) the compensation of our Chief Executive Officer;
•reviewing and setting or making recommendations to our Board of Directors regarding the compensation of our other executive officers;

•reviewing and approving or making recommendations to our Board of Directors regarding our incentive compensation and equity-based plans and arrangements;
•making recommendations to our Board of Directors regarding the compensation of our directors; and
•appointing and overseeing any compensation consultants

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at investors.solobrands.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2021, the Compensation Committee engaged the compensation consulting firm Pearl Meyer to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Pearl Meyer comparing our compensation to that of a group of peer companies within our industry and met with Pearl Meyer to discuss our executive and non-employee director compensation and to receive input and advice. Pearl Meyer reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Pearl Meyer and has determined that its work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an executive officer the authority to grant equity awards to certain employees and consultants, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Julia Brown, Marc Randolph and Matthew Guy-Hamilton. Mr. Guy-Hamilton serves as the Chairperson of the Compensation Committee. Each of Julia Brown and Marc Randolph qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee. Each of Julia Brown, Matthew Guy-Hamilton and Marc Randolph qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met one time in 2021 subsequent to the IPO.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

•identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors;
•recommending to our Board of Directors the nominees for election to our Board of Directors at annual meetings of our stockholders;
•overseeing an annual evaluation of our Board of Directors and its committees; and
•developing and recommending to our Board of Directors a set of corporate governance guidelines

The Nominating and Corporate Governance Committee charter is available on our website at investors.solobrands.com. The members of our Nominating and Corporate Governance Committee are Paul Furer, Andrea K. Tarbox and Marc Randolph. Mr. Randolph serves as the Chairperson of the Nominating and Corporate Governance Committee. Our Board of Directors has affirmatively determined that each of Andrea K. Tarbox and Marc Randolph meets the definition of “independent director” under the NYSE rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee did not meet subsequent to the IPO in 2021.

EXECUTIVE AND DIRECTOR COMPENSATION

Named Executive Officers

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, our “named executive officers” consisted of our Chief Executive Officer and the two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers as of December 31, 2021. Their positions were as follows:

John Merris, President and Chief Executive Officer;

Samuel Simmons, Chief Financial Officer; and

Kent Christensen, General Counsel.

We are an “emerging growth company,” within the meaning of the JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2020, and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)
John Merris	2021	373,077	—	1,416,169	640,734	250,000	8,700(5)	2,688,680
President and Chief Executive Officer	2020	339,615	—	4,057,846	—	70,000	12,833,580(6)	17,301,041
Samuel Simmons(7)	2021	208,654	—	1,297,656	320,371	119,589	6,260(8)	1,952,530
Chief Financial Officer
Kent Christensen(9)	2021	202,115	—	929,443	153,776	118,767	6,813(10)	1,410,914
General Counsel

(1)    Mr. Merris elected to not receive any bonus for 2020, so no amount is reported for him for the year ended December 31, 2020. Our named executive officers did not receive any bonus payments for the year ended December 31, 2021 other than each executive’s annual cash performance-based bonus, which amounts were earned based on actual performance and are reflected in the “Non-Equity Incentive Plan Compensation” column. For further discussion of such bonuses, see below in the sections titled “—Narrative to the Summary Compensation Table—Elements of Compensation—Bonuses.”

(2)    Amounts reported for the year ended December 31, 2020 and certain amounts reported for the year ended December 31, 2021 for Messrs. Simmons and Christensen reflect the grant date fair value of Incentive Units intended to be “profits interests” in Solo Stove Holdings, LLC granted during 2020 to the named executive officers for a nominal price ($0.000001 per Incentive Unit), which were immediately contributed to SS Management Aggregator, LLC in exchange for a corresponding number of Incentive Units of SS Management Aggregator, LLC, computed in accordance with FASB ASC Topic 718, disregarding the effect of estimated forfeitures, rather than the amounts paid to or realized by the named executive officers. In connection with our initial public offering, the Incentive Units were converted into Common Units subject to certain vesting conditions. Amounts reported for the year ended December 31, 2020 for Mr. Merris and certain amounts reported for the year ended December 31, 2021, for Messrs. Simmons and Christensen reflect the grant date fair value of restricted stock units in respect of shares of our Class A common stock (“restricted stock units”), granted pursuant to the terms of our 2021 Incentive Award Plan, computed in accordance with FASB ASC Topic 718. The restricted stock units vest over four years, with twenty-five percent (25%) vesting on the first anniversary of the grant date and the remainder vesting in substantially equal quarterly installments over the following three years, subject to the employee’s continued employment with the Company through the applicable vesting date. We provide information regarding the assumptions used to calculate the value of all stock awards made to our named executive officers in Note 12 to our audited consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. For additional details about these grants, see the section below titled “—Narrative to the Summary Compensation Table—Equity-Based Compensation.”

(3)    Amounts reported reflect the grant date fair value of options to purchase shares of our Class A common stock (“options”), granted pursuant to the terms of our 2021 Incentive Award Plan, computed in accordance with FASB ASC Topic 718. The options were granted at an exercise price of $17 per share and vest over four years, with twenty-five percent (25%) vesting on the first anniversary of the grant date and the remainder vesting in substantially equal quarterly installments over the following three years, subject to the executive’s continued employment with the Company through the applicable vesting date. We provide information regarding the assumptions used to calculate the value of all option awards made to our named executive officers in Note 12 to our audited consolidated financial statements included in Item 8 our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. For additional details about these grants, see the section below titled “—Narrative to the Summary Compensation Table—Equity-Based Compensation.”

(4)    Amounts reflect the portion of the annual cash performance-based bonuses earned by our named executive officers during the years ended December 31, 2020 and 2021 based on actual performance. However, prior to the determination of his bonus for the year ended December 31, 2020, Mr. Merris elected to not receive a bonus for 2020, so the amount reported in this table in respect of 2020 was not actually paid to Mr. Merris, but is reported in accordance with SEC guidance. For a discussion of each named executive officer’s annual bonus opportunity, please review the section entitled “—Narrative to the Summary Compensation Table—Elements of Compensation—Bonuses” below.

(5)    Amount reflects $8,700 in matching contributions under the Company’s 401(k) plan.

(6)    Amount reflects (a) $11,385,030 as payment for phantom units in connection with Summit Partners’ acquisition of Holdings, as described below in the section entitled “—Narrative to the Summary Compensation Table—Elements of Compensation—Transaction Payments”; (b) a $1,440,000 bonus payment under the Transaction Bonus and Unit Award Agreement, of which Mr. Merris reinvested fifty percent (50%) of the after-tax amount in the Company, as described below in the section entitled “—Narrative to the Summary Compensation Table—Elements of Compensation—Transaction Payments”; and (c) $8,550 in matching contributions under the Company’s 401(k) plan.

(7)    Because Mr. Simmons was not a named executive officer prior to the fiscal year ended December 31, 2021, we have not reported his compensation for the fiscal year ended December 31, 2020.

(8)    Amount reflects $6,260 in matching contributions under the Company’s 401(k) plan.

(9)    Because Mr. Christensen was not a named executive officer prior to the fiscal year ended December 31, 2021, we have not reported his compensation for the fiscal year ended December 31, 2020.

(10)    Amount reflects $6,813 in matching contributions under the Company’s 401(k) plan.

Narrative to the Summary Compensation Table

Elements of Compensation

Base Salaries

The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In connection with Summit Partners’ acquisition of Holdings in 2020, Mr. Merris received an increase in base salary of $50,000 (to $350,000).

In connection with our initial public offering, our board of directors approved an increase to the base salary of Mr. Merris to $650,000. The new base salary took effect upon the completion of our initial public offering. Messrs. Simmons and Christensen each earned an initial base salary of $250,000 in 2021, and in connection with our initial public offering, their base salaries were increased to $400,000 and $340,000, respectively.

Bonuses

Mr. Merris was eligible to earn an annual performance-based cash bonus from the Company with respect to 2020 based on the terms of the Company’s incentive program for senior executives adopted by our board of directors in December 2019. Pursuant to his employment agreement, for 2020, Mr. Merris was eligible to receive a target bonus equal to 20% of his base salary. In addition, our board of directors, in consultation with Mr. Merris, was given discretion to award a bonus of up to an additional 20% of base salary to Mr. Merris and certain other executives, resulting in a total target bonus of 40% of base salary for Mr. Merris. Prior to the determination of 2020 bonuses, Mr. Merris waived all rights to his bonus for 2020.

For 2020, the Company exceeded its target level of Adjusted EBITDA, which would have resulted in a performance bonus payout in the amount of $70,000 to Mr. Merris if he had not waived his bonus for 2020 and this amount is reported in the Summary Compensation Table in accordance with SEC guidance. If Mr. Merris had not elected to forego his bonus for 2020, only our board of directors would have determined the discretionary portion of his bonus.

Pursuant to their respective employment agreements, for 2021, our named executive officers were eligible to receive a target bonus equal to $225,000 for Mr. Merris; 30% of base salary for Mr. Simmons; and 30% of base salary for Mr. Christensen. In each case, our named executive officers were eligible to receive bonus payments that were greater than the target amounts if the Company exceeded targeted financial metrics. Messrs. Simmons and Christensen had prorated bonus opportunities for 2021 based on their start dates. For 2021, the Company exceeded its target level of Adjusted EBITDA, which resulted in payouts in respect of each named executive officer’s performance bonus opportunity equal to $250,000 for Mr. Merris; $119,589 for Mr. Simmons; and $118,767 for Mr. Christensen. A portion of Mr. Christensen’s performance bonus was paid early and considered to be an advance until the bonus was earned and paid in full.

The earned portion of each of our named executive officers’ target performance-based bonus opportunity is reflected in the “Non-Equity Incentive Plan Compensation” column to the “Summary Compensation Table” above.

Transaction Payments

In connection with the acquisition of the Company by Bertram Capital in September 2019, Mr. Merris entered into a Transaction Bonus and Unit Award Agreement (the “Transaction Bonus Agreement”), pursuant to which he would be entitled to an earn-out bonus payment equal to $1,440,000 if the Company met or exceeded a certain EBITDA threshold for the fiscal year ending December 31, 2019. The EBITDA threshold was achieved and Mr. Merris received the transaction bonus payment. Pursuant to the terms of his Transaction Bonus Agreement, Mr. Merris reinvested fifty percent (50%) of the after-tax amount of his bonus in the Company. Mr. Merris is also subject to the following restrictive covenants pursuant to the Transaction Bonus Agreement: non-competition and non-solicitation obligations with respect to employees, customers, suppliers, and other business relations, in each case, for three years following the closing of the Bertram Capital acquisition.

In 2020, Mr. Merris was granted phantom units pursuant to the Frontline Advance LLC 2019 Phantom Equity Plan. In connection with Summit Partners’ acquisition of Holdings, Mr. Merris entered into an Incentive Unit Cancellation Agreement with Frontline Advance LLC (the “Unit Cancellation Agreement”) and all phantom units were accelerated and cashed out, resulting in a payment of $11,385,030 to Mr. Merris. Pursuant to the Unit Cancellation Agreement, Mr. Merris was entitled to additional consideration pursuant to an earnout and escrow release. The maximum amount of the earn-out was paid to Mr. Merris in 2021 in the amount of $2,811,560.

Equity-Based Compensation

Incentive Units and Common Units

Prior to our initial public offering, our named executive officers purchased Incentive Units in Solo Stove Holdings, LLC for $0.000001 per Incentive Unit which, upon acquisition, they contributed to SS Management Aggregator, LLC for a corresponding number of Incentive Units in SS Management Aggregator, LLC (“Incentive Units”). Accordingly, our named executive officers indirectly held Incentive Units in Solo Stove Holdings, LLC. Each of the named executive officers’ Incentive Units consisted of service-based units (representing one-third (1/3) of the Incentive Units) and performance-based units (representing two-thirds (2/3) of the Incentive Units).

In connection with our initial public offering, all Incentive Units converted into Common Units of Holdings or Aggregator, as applicable (“Common Units”), with the unvested service-based Incentive Units continuing to vest on the same vesting schedule that applied prior to the conversion, which is as follows: twenty-five percent (25%) of the Common Units that were originally granted as service-based Incentive Units vest on the first anniversary of the grant date and the remaining seventy-five percent (75%) of Common Units that were originally granted as such service-based Incentive Units vest in substantially equal monthly installments over the following three (3) years, subject to the named executive officer’s continued employment through each applicable vesting date. Additionally, the vesting of the Common Units that were originally granted as service-based Incentive Units will accelerate upon the occurrence of a sale transaction prior to the named executive officer’s termination of employment. In the event of a sale of Solo Stove Holdings, LLC that is not a sale transaction, Solo Stove Holdings, LLC or its successor shall assume and continue or substitute any unvested Incentive Units.

A portion of each named executive officer’s performance-based Incentive Units vested based on the investment return Summit Partners achieved in connection with our initial public offering (which was approximately 3.1). Any performance-based Incentive Units that did not vest in connection with our initial public offering converted into restricted Common Units that vest over two years, with fifty percent (50%) of such Common Units vesting after one year and the remaining fifty percent (50%) vesting in four quarterly installments in the following year, subject to the employee’s continued employment with the Company through the applicable vesting date. If Summit Partners sells all of their equity interests in the Company or if the investment return Summit Partners achieves equals or exceeds 4.00x on a per-share basis for four consecutive quarters based on the volume-weighted average price of Company stock, and in each case the employee remains employed with the Company on such date, then all unvested restricted Common Units that were previously performance-based Incentive Units will vest.

If the named executive officer’s employment is terminated for any reason, all unvested Common Units that were Incentive Units will be forfeited, and if the named executive officer’s employment is terminated for cause, then all such Common Units (whether vested or unvested) will be forfeited, in each case, for no consideration. Upon a named executive officer’s termination of employment, Solo Stove Holdings, LLC, SS Management Aggregator, LLC, Summit Partners and certain other eligible purchasers will have the right, but not the obligation, to repurchase all (but not less than all) of such vested Common Units pursuant to the terms and conditions of the Solo Stove Holdings, LLC Limited Liability Company Agreement and the SS Management Aggregator, LLC Limited Liability Company Agreement. In particular, an eligible purchaser has up to six (6) months following a named executive officer’s termination of employment to exercise the repurchase right at a repurchase price equal to the fair market value on the closing date of the repurchase or, if the named executive officer is terminated for cause or breaches any restrictive covenant, at a repurchase price equal to the lesser of fair market value or original cost. Because the original cost of the Incentive Units is a de minimis amount, the Incentive Units would effectively be forfeited in that scenario.

Incentive Award Plan

In connection with our initial public offering, we adopted, and our stockholders approved, our 2021 Incentive Award Plan (the “Incentive Award Plan”) in order to facilitate the grant of equity incentives to directors, employees (including our named executive officers) and consultants of our Company and certain of its affiliates and to enable our Company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. Our Incentive Award Plan became effective on October 27, 2021, the date prior to the first date upon which our Class A Common Stock became publicly listed on NYSE. In connection with our initial public offering, our board of directors granted options and restricted stock units with respect to 948,382 shares of our Class A Common Stock under the Incentive Award Plan to certain of our directors and employees, including our named executive officers, upon or shortly after the completion of our initial public offering. The options and restricted stock units granted to our named executive officers vest over four years, with twenty-five percent (25%) vesting on the first anniversary of the grant date and the remainder vesting in substantially equal quarterly installments over the following three years, subject to the employee’s continued employment with the Company through the applicable vesting date.

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. We expect that our named executive officers will continue to be eligible to participate in the 401(k) plan on the same terms as other full-time, salaried employees. The Internal Revenue Code, or the Code, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Health/Welfare Plans

All of our full-time, salaried employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•medical, dental and vision benefits; and
•life and accidental death and dismemberment insurance.

Employee Stock Purchase Plan

In connection with our initial public offering, we adopted, and our stockholders approved, our 2021 Employee Stock Purchase Plan in order to provide increased flexibility to provide opportunities to purchase shares to eligible employees, including our named executive officers.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or benefits paid or provided by our Company.

Employment Agreements

Solo Brands, LLC entered into employment agreements with Mr. Merris on October 9, 2020, with Mr. Christensen on March 18, 2021, and with Mr. Simmons on May 21, 2021, the terms of which are substantially comparable and described below.

Term and Compensation

Pursuant to the employment agreements, each named executive officer’s term of employment will continue until terminated by the named executive officer or by Solo Brands, LLC. The employment agreements provide that, during the employment term, each named executive officer is entitled to the following initial base salaries: $350,000 for Mr. Merris; $250,000 for Mr. Simmons; and $250,000 for Mr. Christensen, each of which may be adjusted from time to time by our board. For 2020, Mr. Merris was eligible to receive an annual bonus in accordance with his prior employment agreement in effect during 2020, as follows: a target bonus equal to 40% of base salary, half of which was based on achievement of certain performance goals and half of which was in the discretion of the board. In 2021, each named executive officer was eligible to receive an annual performance bonus with a target bonus opportunity equal to: $225,000 for Mr. Merris; 30% of base salary for Mr. Simmons; and 30% of base salary for Mr. Christensen. According to the employment agreements, annual bonuses will be paid based on the attainment of one or more performance goals established by our board. The named executive officer must generally remain employed through the date such bonus is paid in order to receive the bonus.

Severance

Upon termination of a named executive officer’s employment by Solo Brands, LLC without Cause or by the named executive officer for Good Reason (as such terms are defined in each named executive officer’s employment agreement), Solo Brands, LLC will be obligated, subject to the named executive officer’s timely execution of a release of claims, to (a) continue to pay the named executive officer his then-current base salary for twelve (12) months (or, in the case of Mr. Christensen, six (6) months) (the “severance period”), and (b) during the severance period, pay the premiums for any continued health and welfare coverage for the named executive officer and his eligible dependents. Upon any termination of employment, our named executive officers would be entitled to receive any annual bonus that was earned but not paid with respect to the calendar year prior to the date of termination.

The severance payments and benefits will not be made and, if already made, will be subject to repayment, if (x) Solo Brands, LLC discovers grounds for Cause existed prior to the named executive officer’s termination of employment, (y) the named executive officer breaches any of the restrictive covenants contained in his employment agreement or (z) the named executive officer fails to cooperate and provide reasonable assistance to us in defense of claims made against us if such claims relate to the named executive officer’s period of employment. In addition, severance payments and benefits will cease to be made if the named executive officer begins any subsequent employment or consulting relationship during the severance period.

Restrictive Covenants

Our named executive officers are also subject to certain restrictive covenants and confidentiality obligations pursuant to their respective employment agreements. In particular, our named executive officers are subject to non-competition and non-solicitation restrictions for two (2) years following termination of employment and perpetual non-disclosure and non-disparagement restrictions.

Outstanding Equity Awards at Year-End

The following table summarizes the number of equity incentive plan awards held by each named executive officer as of December 31, 2021.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Incentive Units That Have Not Vested (#)	Market Value of Incentive Units That Have Not Vested ($)(4)
John Merris	10/28/2021	—	73,529	17	10/28/2031	11/5/2021	73,529(2)	1,149,258
						12/31/2020	1,302,399(3)	20,356,496
Samuel Simmons	10/28/2021	—	36,765	17	10/28/2031	11/5/2021	36,765(2)	574,637
						3/29/2021	102,345(3)	1,599,652
Kent Christensen	10/28/2021	—	17,647	17	10/28/2031	11/5/2021	17,647(2)	275,823
						3/29/2021	102,345(3)	1,599,652

(1)    The shares underlying the options vest over four years, with twenty-five percent (25%) vesting on the first anniversary of the grant date and the remainder vesting in substantially equal quarterly installments over the following three years.

(2)    Represents the restricted stock units granted to each named executive officer. The restricted stock units vest over four years, with twenty-five percent (25%) vesting on the first anniversary of the grant date and the remainder vesting in substantially equal quarterly installments over the following three years.

(3)    Represents (a) the unvested service-based Incentive Units granted to each of the named executive officers and converted into Common Units in connection with our initial public offering in the following amounts: 501,805 for Mr. Merris, 46,593 for Mr. Simmons, and 46,593 for Mr. Christensen; twenty-five percent (25%) of these Common Units vested on December 31, 2021 for Mr. Merris and March 31, 2022 for Messrs. Simmons, and Christensen, and 2.09% vest on each one-month anniversary thereafter such that all such Common Units are vested on November 30, 2024, (in respect of awards held by Mr. Merris) and February 28, 2025 (in respect of awards held by Messrs. Simmons, and Christensen), subject to the named executive officer’s continued employment each through such date and (b) the performance-based Incentive Units granted to each of the named executive officers and converted into Common Units in connection with our initial public offering in the following amounts: 800,594 for Mr. Merris, 55,752 for Mr. Simmons and 55,752 for Mr. Christensen; these Common Units vest over two years, subject to continued employment on the applicable vesting date. All Common Units, including the vesting terms that apply thereto, are further described in the section titled “Narrative to the Summary Compensation Table—Equity-Based Compensation” above.

(4)    The values reported are based on our closing share price as of December 31, 2021.

Director Compensation

The following table provides information regarding the total compensation earned by each of our non-employee directors who were not affiliates of Summit Partners in the year ended December 31, 2021. Employee directors and non-employee directors who are affiliates of Summit Partners receive no additional compensation for their services on our board of directors.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Marc Randolph	23,732(3)	509,831	533,563
Andrea K. Tarbox	28,636(4)	509,831	538,467
Julia M. Brown	23,145(5)	509,831	532,976

(1)    Pursuant to our non-employee director compensation policy, which we adopted in connection with our initial public offering, each non-employee director who is not an affiliate of Summit Partners will receive annual cash compensation of $60,000. The chairperson of the board will receive additional cash compensation of $20,000; the lead independent director will receive an additional cash retainer of $10,000; the chairperson of the Audit Committee will receive an additional cash retainer of $10,000 and each other member of the Audit Committee will receive an additional cash retainer of $6,000; the chairperson of the Compensation Committee will receive an additional cash retainer of $10,000 and each other member of the Compensation Committee will receive an additional cash retainer of $6,000; and the chairperson of the Nominating and Governance Committee will receive an additional cash retainer of $5,000 and each other member of the Nominating and Governance Committee will receive an additional annual cash retainer of $3,000. All cash retainers will be paid quarterly in arrears. Notwithstanding the foregoing, in 2021, Ms. Tarbox was compensated for her service as the chair of the Audit Committee in accordance with the terms of a service agreement that she had previously entered into with us. As of January 1, 2022, Ms. Tarbox will be compensated in accordance with the terms of our non-employee director compensation policy, including with respect to her service as the chair of the Audit Committee.

(2)    Amounts reported represent the aggregate grant date fair value of restricted stock units granted to our directors during the year ended December 31, 2021, pursuant to our Incentive Award Plan. The restricted stock units vest ratably on an annual basis over three years from the date of grant, subject to the director’s continued service through the applicable vesting date.

(3)    Amount reported includes $1,671 in cash compensation for Mr. Randolph’s partial year service as the chair of the Nominating and Governance Committee and $2,005 in cash compensation for Mr. Randolph’s partial year service as a member of the Compensation Committee.

(4)    Amount reported includes $5,507 in cash compensation for Ms. Tarbox’s partial year service as the chair of the Audit Committee and $1,101 in cash compensation for Ms. Tarbox’s partial year service as a member of the Nominating and Governance Committee.

(5)    Amount reported includes $2,104 in cash compensation for Ms. Brown’s partial year service as a member of the Compensation Committee.

Pursuant to our non-employee director compensation policy, we grant non-employee directors who are not affiliates of Summit Partners and who serve on the board and will continue to serve on the board an initial equity award of restricted stock units that has a grant date value of $300,000. If any such non-employee director is initially elected to the board on a date other than the annual meeting, the non-employee director will receive, on the date of such non-employee director’s initial election or appointment, an initial equity award of restricted stock units that has a grant date value of $300,000, multiplied by a fraction, the numerator of which is 365 minus the number of days from the most recent annual meeting to the non-employee director’s start date and the denominator of which is 365. At our first annual meeting of our stockholders and at each subsequent annual meeting of our stockholders, non-employee directors who serve on the board as of the annual meeting and will continue to serve on the board following the annual meeting will receive an equity award of restricted stock units that has a grant date value of $125,000. In connection with our initial public offering, Marc Randolph, Andrea K. Tarbox, and Julia M. Brown were awarded additional restricted stock units with a grant date fair value of $150,000.

A non-employee director’s initial grant will vest annually over three years and equity awards granted at annual meetings (other than an initial grant) will vest on the earlier of the day immediately preceding the date of the first annual meeting following the grant date and the first anniversary of the grant date, subject in each case to the non-employee director’s continued service on the board through the applicable vesting date. Any outstanding awards held by a non-employee director pursuant to this policy will accelerate and vest upon the occurrence of a change in control.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our Class A Common Stock and Class B Common Stock, as of April 1, 2022 by:

•each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Solo Brands’ Class A Common Stock or Class B Common Stock;
•each of Solo Brands’ current named executive officers and directors; and
•all current executive officers and directors of Solo Brands as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 63,400,772 shares of Class A Common Stock and 31,269,422 shares of Class B Common Stock outstanding as of April 1, 2022. “Percentage of Total Voting Power” represents voting power with respect to all outstanding shares of our Class A common stock and Class B common stock, as a single class, as of April 1, 2022. The holders of our Class A Common Stock and Class B Common Stock are entitled to 1 votes per share. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights, including the redemption right described above, held by such person that are currently exercisable or will become exercisable within 60 days of April 1, 2022, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Solo Brands, Inc., 1001 Mustang Dr. Grapevine, Texas 76051. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of Class A Common Stock Beneficially Owned(1)		Shares of Class B Common Stock Beneficially Owned		Combined Voting Power(2)
Name of Beneficial Owner	Number	Percentage	Number	Percentage	Percentage
5% Stockholders
Entities affiliated with Summit Partners(3)	29,867,378	47.1%	14,167,582	45.3%	46.5%
Entities affiliated with Bertram Capital(4)	11,722,628	18.5%	—	—%	12.4%
Jan Brothers Holdings, Inc.(5)	—	—%	8,621,545	25.8%	9.1%
Entities affiliated with Neuberger Berman(6)	6,882,881	10.9%	—	—%	7.3%
Entities affiliated with Ophir Asset Management US LLC(7)	3,924,399	6.2%	—	—%	4.1%
Named Executive Officers and Directors
John Merris(8)	14,126	*	2,224,394	7.1%	2.3%
Kent Christensen(9)	—	—%	51,079	*	*
Sam Simmons (10)	—	—%	51,079	*	*
Matthew Guy-Hamilton	—	—%	—	—%	—%
Paul Furer	—	—%	—	—%	—%
Andrea K. Tarbox(11)	—	—%	10,967	*	*
Julia M. Brown	—	—%	—	—%	—%
Marc Randolph	—	—%	—	—%	—%
All directors and executive officers as a group (12 persons)(12)	14,126	*	4,098,072	13.0%	4.3%

*    Represents beneficial ownership of less than 1%.

(1)    Each LLC Interest (other than LLC Interests held by us) is redeemable from time to time at each holder’s option for, at our election (determined by a “disinterested majority” meaning a majority of our directors who are determined to be disinterested under the General Corporation Law of the State of Delaware (“DGCL”) and, if applicable to the relevant determination, the “disinterested directors” (as determined under the NYSE rules)) who are disinterested), newly issued shares of our Class A common stock on a one-for-one basis, or to the extent there is cash available from the sale of newly issued shares of Class A Common Stock, a cash payment equal to a volume weighted average market price of one share of Class A common stock for each LLC Interest so redeemed, in each case, in accordance with the terms of the Holdings LLC Agreement; provided that, at our election (determined by at least two of our independent directors (within the meaning of the NYSE rules) who are disinterested), we may effect a direct exchange by Solo Brands of such Class A common stock or such cash, as applicable, for such LLC Interests. The Continuing LLC Owners may, subject to certain exceptions, exercise such redemption right for as long as their LLC Interests remain outstanding. In this table, beneficial ownership of LLC Interests has been reflected as beneficial ownership of shares of our Class A common stock for which such LLC Interests may be exchanged. When an LLC Interest is exchanged by a Continuing LLC Owner, a corresponding share of Class B common stock will be cancelled.

(2)    Represents the percentage of voting power of our Class A Common Stock and Class B Common Stock voting as a single class. Each share of Class A Common Stock entitles the registered holder to one vote per share and each share of Class B Common Stock entitles the registered holder thereof to one vote per share on all matters presented to stockholders for a vote generally, including the election of directors. The Class A Common Stock and Class B Common Stock will vote as a single class on all matters except as required by law or our amended and restated certificate of incorporation.

(3)    Based on a Schedule 13G filed by Summit Partners LP with the SEC on February 9, 2022. Represents 11,304,941, 17,271,224, 466,295, 569,102, 201,182, 50,735 and 3,899 shares of Class A Common Stock held directly by Summit Partners Growth Equity Fund X-A, L.P., Summit Partners Growth Equity Fund X-B, L.P., Summit Partners Growth Equity Fund X-C, L.P., Summit Partners Subordinated Debt Fund V-A, L.P., Summit Partners Subordinated Debt Fund V-B, L.P., Summit Investors X, LLC, and Summit Investors X (UK), L.P., respectively, and 14,167,582 shares of Class B Common Stock held directly by SP-SS Aggregator LLC. The foregoing entities exercise shared voting and dispositive power over the respective shares they hold. This number excludes 14,167,582 shares of Class A Common Stock issuable in exchange for LLC Interests held by SP-SS Aggregator LLC. These shares of Class A Common Stock issuable in exchange for LLC Interests represent approximately 14.7% of the shares of Class A Common Stock that would be outstanding immediately after this offering if all outstanding LLC Interests were exchanged and all outstanding shares of Class B Common Stock were cancelled at that time. Summit Partners, L.P. is the managing member of Summit Partners GE X, LLC, which is the general partner of Summit Partners GE X, L.P., the general partner of each of Summit Partners Growth Equity Fund X-A, L.P., Summit Partners Growth Equity Fund X-B, L.P., and Summit Partners Growth Equity Fund X-C, L.P. Summit Partners, L.P. also is the managing member of Summit Partners SD V, LLC, which is the general partner of Summit Partners SD V, L.P., the general partner of each of Summit Partners Subordinated Debt Fund V-A, L.P. and Summit Partners Subordinated Debt Fund V-B, L.P. Summit Master Company, LLC is the sole managing member of Summit Investors Management, LLC, which is (A) the manager of Summit Investors X, LLC, and (B) the general partner of Summit Investors X (UK), L.P. Summit Master Company, LLC, as the managing member of Summit Investors Management, LLC, has delegated investment decisions, including voting and dispositive power, to Summit Partners, L.P. and its Investment Committee. SP-SS Aggregator LLC is managed by a manager appointed by the members holding a majority of the interests of the entity, which manager is currently designated to be Summit Partners Growth Equity Fund X-A, L.P. Summit Partners, L.P., through a three-person Investment Committee currently composed of John R. Carroll, Peter Y. Chung and Christopher J. Dean, has voting and dispositive authority over the shares held by each of these entities and therefore beneficially owns such shares. The address for each of the foregoing entities and individuals is 222 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.

(4)    Based on a Schedule 13G filed by Bertram Growth Capital III (GPLLC), L.L.C. (“BCG III(GPLLC)”) with the SEC on February 9, 2022. BCG III (GPLLC) exercises shared voting and dispositive power over such shares. BGC III (GPLLC) is the general partner of Bertram Growth Capital III (GP), L.P.(“BGC III (GP)”) and Bertram Growth Capital III Annex Fund (GP), L.P. (“BGC III Annex (GP)”). BGC III (GP) is the general partner of Bertram Growth Capital III-A, L.P. (“BGC III-A”) and Bertram Growth Capital III, L.P. (“BGC III”). BGC III Annex (GP) is the general partner of Bertram Growth Capital III Annex Fund, L.P. (“BGC III Annex”). BGC III is a direct owner of 5,395,147 shares of Class A Common Stock (“BGC III Shares”). BGC III-A is a direct owner of 2,363,116 shares of Class A Common Stock of Issuer (“BGC III-A Shares”). BGC III Annex is a direct owner of 3,964,365 shares of Class A Common Stock. Jeffrey M. Drazan is the manager of BGC III (GPLLC). The address for each of these entities is 950 Tower Lane, Suite 1000, Foster City, CA 94404.

(5)    Based on a Schedule 13G filed by Jan Brother Holdings, Inc. with SEC on February 22, 2022. Consists of 8,621,545 shares of Class B Common Stock held Jan Brothers Holding, Inc., over which it exercises shared voting and dispositive power. Each of Jeffery Jan and Spencer Jan exercise shared voting and dispositive power over such shares. The address of the foregoing entity and individuals is 805 Gallant Fox Trail, Keller Texas 76248.

(6)    Based on a Schedule 13G filed by NB Alternatives Advisers LLC (“NBAA”) with the SEC on February 14, 2022. Consists of (i) 344,130 shares of Class A Common Stock held by NB Crossroads Private Markets Fund V Holdings LP(“NB Private Markets”), over which it exercises shared voting and dispositive power, (ii) 894,783 shares of Class A Common Stock held by NB Crossroads XXII-MC Holdings LP(“NB Crossroads XXII”), over which it exercises shared voting and dispositive power, (iii) 2,994,050 shares of Class A Common Stock held by NB Select Opps II MHF LP (“NB Select Opps II”), over which it exercises shared voting and dispositive power, and (iv) 2,649,919 shares of Class A Common Stock held by NB Gemini Fund LP (“NB Gemini”). NBAA exercises shared voting and dispositive power with respect to the shares of Class A Common Stock held directly by each of NB Private Markets V, NB Crossroads XXII, NB Select Opps II, and NB Gemini, and, as a result, may be deemed to beneficially own the shares of Class A Common Stock held directly by each of NB Private Markets V, NB Crossroads XXII, NB Select Opps II, and NB Gemini. The business address of these entities is 325 N. Saint Paul Street, Suite 4900, Dallas, Texas 75201.

(7)    Based on a Schedule 13G filed by Ophir Global Opportunities Fund (“OGOF”) with the SEC on February 14, 2022. Consists of 1,746,262 shares of Class A Common Stock, over which OGOF exercises sole voting and dispositive power, and (ii) 2,178,137 shares of Class A Common Stock, over which Ophir Global High Conviction Fund (“OGHCF”) exercises sole voting and dispositive power. Ophir Asset Management US LLC serves as the investment manager to OGOF and OGHCF. Each of the foregoing entities disclaim beneficial ownership of such shares of Class A Common Stock except to the extent of such entity’s pecuniary interest therein. The business address of each of these entities is Level 26, Governor Philip Tower, One Farrer Place, Sydney, NSW 2000.

(8)    Consists of (i) 14,126 shares of Class A Common Stock, (ii) 1,447,886 shares of Class B common stock held by a holding company for which voting and investment power are held by Mr. Merris, and (iii) 776,508 shares of Class B Common Stock associated with Common Units that have vested or will vest within 60 days of April 1, 2022.

(9)    Consists of 51,079 shares of Class B Common Stock associated with Common Units that have vested or will vest within 60 days of April 1, 2022.

(10)    Consists of 51,079 shares of Class B Common Stock associated with Common Units that have vested or will vest within 60 days of April 1, 2022.

(11)    Consists of 10,967 shares of Class B Common Stock.

(12)    Consists of (i) 14,126 shares of Class A Common Stock held by all directors and executive officers of the Company as a group and (ii) 4,098,072 shares of Class B Common Stock associated with Common Units held by all directors and executive officers of the Company as a group and that have vested or will vest within 60 days of April 1, 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our board of directors has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our legal department is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

Relationships and Transactions with Directors, Executive Officers and Significant Stockholders

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Summit Notes

On October 9, 2020, Solo Brands, LLC (fka Frontline Advance, LLC), wholly owned subsidiary of the Company (“Frontline”), entered into a Note Purchase Agreement, or the Summit Note Agreement, by and among itself, the guarantors party thereto from time to time, the purchasers party thereto, and Summit Partners Subordinated Debt Fund V-A, L.P., as the Purchaser Representative. Pursuant to the terms of the Summit Note Agreement, certain affiliates of Summit Partners, L.P. purchased from Frontline $30 million of the Summit Notes.

The Summit Notes bear interest at a rate of 12% per annum, with principal due on October 9, 2026. The Summit Notes are also subject to mandatory prepayment, plus accrued interest and related mandatory prepayment premium, upon the occurrence of certain liquidity events described in the Summit Note Agreement, including our IPO. The largest amount of principal outstanding under the Summit Notes during fiscal year ended December 31, 2021 was $30 million, which was paid in full upon completion of our IPO. $3.9 million was paid in interest on the Summit Notes during fiscal year ended December 31, 2021.

Tax Receivable Agreement

We expect to obtain an increase in our share of the tax basis of the assets of Holdings as a result of (i) increases in our proportionate share of the tax basis of the assets of Holdings resulting from (a) any future redemptions or exchanges of LLC Interests by the Continuing LLC Owners, and (b) certain distributions (or deemed distributions) by Holdings and (ii) certain other tax benefits arising from payments under the Tax Receivable Agreement, the “Basis Adjustments”. We intend to treat redemptions or exchanges of LLC Interests as the direct purchase of LLC Interests by Solo Brands from the Continuing LLC Owners for U.S. federal income and other applicable tax purposes, regardless of whether such LLC Interests are surrendered by the Continuing LLC Owners to Holdings for redemption or sold to Solo Brands upon the exercise of our election to acquire such LLC Interests directly. A Basis Adjustment may have the effect of reducing the amounts that we would otherwise pay in the future to various tax authorities. The Basis Adjustments may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.

In connection with the transactions described above, we entered into the Tax Receivable Agreement, dated as of October 27, 2021, (the “Tax Receivable Agreement”), with the Continuing LLC Owners. The Tax Receivable Agreement provides for our payment to the Continuing LLC Owners of 85% of the amount of tax benefits, if any, that we actually realize, or in some circumstances are deemed to realize, as a result of any Basis Adjustments and certain other tax benefits arising from payments under the Tax Receivable Agreement. Holdings will have in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange (including deemed exchange) of LLC Interests for shares of our Class A Common Stock or cash occurs (including the taxable year in which the offering occurs). These Tax Receivable Agreement payments are not conditioned upon any continued ownership interest in either Holdings or us by the Continuing LLC Owners. The rights of the Continuing LLC Owners under the Tax Receivable Agreement are assignable to transferees of their LLC Interests (other than Solo Brands as transferee pursuant to subsequent redemptions (or exchanges) of the transferred LLC Interests). We expect to benefit from the remaining 15% of tax benefits, if any, that we may actually realize. For more information, see the Tax Receivable Agreement as exhibited with our Quarterly Report on Form 10-Q filed with the SEC on December 9, 2021 (File No.: 001-40979).

Holdings LLC Agreement

We and the Continuing LLC Owners entered into the Holdings LLC Agreement. The operations of Holdings, and the rights and obligations of the holders of LLC Interests, are set forth in the Holdings LLC Agreement.

Distributions

The Holdings LLC Agreement requires “tax distributions” to be made by Holdings to its members, as that term is defined in the agreement. Tax distributions will be made to members on a pro rata basis, including us, in an amount at least sufficient to allow us to pay our taxes and our obligations under the Tax Receivable Agreement (as described above under “—Tax Receivable Agreement”), except to the extent such distributions would render Holdings insolvent or are otherwise prohibited by law or agreements governing our indebtedness. The Holdings LLC Agreement also allows for distributions to be made by Holdings to its members on a pro rata basis out of “distributable cash,” as that term is defined in the agreement. We expect Holdings may make distributions out of distributable cash periodically to the extent permitted by our agreements governing our indebtedness (including the Credit Facility) and necessary to enable us to cover our operating expenses and other obligations, including our tax liabilities and obligations under the Tax Receivable Agreement, as well as to make dividend payments, if any, to the holders of our Class A Common Stock.

LLC Interest Redemption Right

The Holdings LLC Agreement provides a redemption right to the Continuing LLC Owners which entitles them to have their LLC Interests redeemed (subject in certain circumstances to time-based vesting requirements) for, at our election (determined by a “disinterested majority” meaning a majority of our directors who are determined to be disinterested under the DGCL and, if applicable to the relevant determination, the “disinterested directors” (as determined under the NYSE rules)), newly-issued shares of our Class A Common Stock on a one-for-one basis, or to the extent there is cash available from the sale of newly issued shares of Class A Common Stock, a cash payment equal to a volume weighted average market price of one share of Class A Common Stock for each LLC interest so redeemed, in each case in accordance with the terms of the Holdings LLC Agreement; provided that, at our election (determined by a disinterested majority), we may effect a direct exchange by Solo Brands of such Class A common stock or such cash, as applicable, for such LLC Interests. Subject to the limitations under the Stockholders Agreement, the Continuing LLC Owners may exercise such redemption right, subject to certain exceptions, for as long as their LLC Interests remain outstanding. In connection with the exercise of the redemption or exchange of LLC Interests (1) the Continuing LLC Owners will be required to surrender a number of shares of our Class B common stock registered in the name of such redeeming or exchanging Continuing LLC Owner, and such surrendered shares of our Class B common stock will be transferred to the Company and will be canceled for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged and (2) all redeeming members will surrender LLC Interests to Holdings for cancellation.

Each Continuing LLC Owner’s redemption rights will be subject to certain limitations, including the expiration of any contractual lock-up period relating to the shares of our Class A common stock that may be applicable to such Continuing LLC Owner, the absence of any liens or encumbrances on such LLC Interests redeemed and certain limitations imposed under the Stockholders Agreement. Additionally, in the case we elect a cash settlement, such Continuing LLC Owner may rescind its redemption request within a specified period of time. Moreover, in the case of a settlement in Class A common stock, such redemption may be conditioned on the closing of an underwritten distribution of the shares of Class A common stock that may be issued in connection with such proposed redemption. In the case of a settlement in Class A common stock, such Continuing LLC Owner may also revoke or delay its redemption request if the following conditions exist: (1) any registration statement pursuant to which the resale of the Class A common stock to be registered for such Continuing LLC Owner at or immediately following the consummation of the redemption shall have ceased to be effective pursuant to any action or inaction by the SEC or no such resale registration statement has yet become effective; (2) we failed to cause any related prospectus to be supplemented by any required prospectus supplement necessary to effect such redemption; (3) we exercised our right to defer, delay or suspend the filing or effectiveness of a registration statement and such deferral, delay or suspension shall affect the ability of such Continuing LLC Owner to have its Class A common stock registered at or immediately following the consummation of the redemption; (4) such Continuing LLC Owner is in possession of any material non-public information concerning us, the receipt of which results in such Continuing LLC Owner being prohibited or restricted from selling Class A common stock at or immediately following the redemption without disclosure of such information (and we do not permit disclosure); (5) any stop order relating to the registration statement pursuant to which the Class A common stock was to be registered by such Continuing LLC Owner at or immediately following the redemption shall have been issued by the SEC; (6) there shall have occurred a material disruption in the securities markets generally or in the market or markets in which the Class A common stock is then traded; (7) there shall be in effect an injunction, a restraining order or a decree of any nature of any governmental entity that restrains or prohibits the redemption; (8) we shall have failed to comply in all material respects with our obligations under the Registration Rights Agreement, and such failure shall have affected the ability of such Continuing LLC Owner to consummate the resale of the Class A common stock to be received upon such redemption pursuant to an effective registration statement; or (9) the redemption date would occur three business days or less prior to, or during, a black-out period.

The Holdings LLC Agreement requires that in the case of a redemption by a Continuing LLC Owner we contribute cash or shares of our Class A common stock, as applicable, to Holdings in exchange for an amount of newly issued LLC Interests that will be issued to us equal to the number of LLC Interests redeemed from the Continuing LLC Owner. Holdings will then distribute the cash or shares of our Class A common stock, as applicable, to such Continuing LLC Owner to complete the redemption. In the event of an election by a Continuing LLC Owner, we may, at our option, effect a direct exchange by Solo Brands of cash or our Class A common stock, as applicable, for such LLC Interests in lieu of such a redemption. Whether by redemption or exchange, we are obligated to ensure that at all times the number of LLC Interests that we own equals the number of our outstanding shares of Class A common stock (subject to certain exceptions for treasury shares and shares underlying certain convertible or exchangeable securities).

Indemnification

The Holdings LLC Agreement provides for indemnification of the manager, members and officers of Holdings and their respective subsidiaries or affiliates.

Amendments

In addition to certain other requirements, our consent, as manager, and the consent of members holding a majority of the LLC Interests then outstanding (excluding LLC Interests held directly or indirectly by us) will generally be required to amend or modify the Holdings LLC Agreement.

Transfer Restrictions

The Holdings LLC Agreement provides that pre-IPO shareholders other than Summit Partners (the “Other Holders”) may only sell shares of common stock acquired prior to the closing of this offering contemporaneously with sales of common stock by Summit Partners in either a public or private sale to unaffiliated third parties. In connection with any such sale, an Other Holder is generally entitled to sell up to a number of shares of our common stock equal to the aggregate number of shares of common stock held by such Other Holder multiplied by a fraction, the numerator of which is the aggregate number of shares being sold by Summit Partners in such sale and the denominator of which is the aggregate number of shares of common stock held by Summit Partners immediately prior to such sale.

Stockholders Agreement

Summit Partners, certain Continuing LLC Owners, certain of our other stockholders, the Company, and Holdings entered into the Stockholders Agreement. Under the Stockholders Agreement, no party thereto other than Summit Partners and its affiliates may sell any of their Class A Common Stock or LLC Interests held as of the consummation of the IPO for a period of four years following the consummation of IPO, subject to certain customary exceptions including those described under “Transfer Restrictions” above. In addition, as described above, Summit Partners has the right to nominate up to four directors to our Board, subject to certain specified sunset provisions. In addition, we have agreed not to increase or decrease the size of our board of directors unless approved by Summit Partners. Finally, any authorization or issuance of any new class of units of Holdings (other than common units) will require the approval of holders of a majority of the shares of common stock held by Summit Partners and its affiliates.

Registration Rights Agreement

We entered into the Amended and Restated Registration Rights Agreement, dated as of October 27, 2021, with the Original LLC Owners, certain of our other stockholders and Holdings. The Registration Rights Agreement provides the Original LLC Owners and certain of our other stockholders specified registration rights whereby, at any time following our IPO and the expiration of any related lock-up period, and subject to customary limitations, the Continuing LLC Owners can require us to register under the Securities Act shares of Class A Common Stock issuable to it upon, at our election, redemption or exchange of their LLC Interests, and the Former LLC Owners can require us to register under the Securities Act the shares of Class A Common Stock issued to them in connection with the Transactions. The Registration Rights Agreement also provides for piggyback registration rights for the Original LLC Owners and certain of our other stockholders.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 1001 Mustang Dr., Grapevine, Texas 76051 in writing not later than December 14, 2022.

Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than January 26, 2023 and no later than February 25, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 26, 2023, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2023 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.

In addition to satisfying the foregoing requirements under the Company’s Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2023.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2023 annual meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

SOLO BRANDS’ ANNUAL REPORT ON FORM 10-K

A copy of Solo Brands’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 1, 2022, without charge upon written request addressed to:

Solo Brands, Inc.
Attention: Secretary
1001 Mustang Dr.
Grapevine, Texas 76051

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at investors.solobrands.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors
Kent Christensen
General Counsel

Grapevine, Texas
April 13, 2022

SOLO BRANDS, INC.
1001 MUSTANG DRIVE
GRAPEVINE, TX 76051

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 25, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DTC2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 25, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D79083-P72206 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SOLO BRANDS, INC.

The Board of Directors recommends you vote FOR the following Class I director nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Andrea K. Tarbox
02) Julia M. Brown

The Board of Directors recommends you vote FOR Proposal 2.

NOTE: To transact such other business as may properly come before the meeting or any continuations, adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date